GATX Corporation AFSA May 12, 2004 NYSE: GMT

NYSE: GMT Forward-Looking Statements Certain statements within this document may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," or "project" and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward- looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to, general economic conditions; aircraft and railcar lease rate and utilization levels; conditions in the capital markets and the potential for a downgrade in GATX's or GATX Financial Corp.'s credit rating, either of which could have an effect on the Company's borrowing costs or ability to access the markets for commercial paper or secured and unsecured debt; dynamics affecting customers within the chemical, petroleum and food industries; regulatory rulings that may impact the economic value of assets; competitors in the rail and air markets who may have access to capital at lower costs than GATX; additional potential write-downs and/or provisions within GATX's portfolio; impaired asset charges; and general market conditions in the rail, air, technology, venture, and other large-ticket industries.

Asset Mix GATX is a specialized finance and leasing company combining asset knowledge and services, structuring expertise, partnering, and capital to serve customers and partners worldwide Rail Air Technology Specialty Corporate/Other by NBV 50 28 8 8 6 $7.2 billion NBV (on and off balance sheet) as of 3/31/04

Credit Ratings S&P Long-term debt: BBB- CP: A-3 Outlook: Stable Moody's Long-term debt: Baa3 CP: Prime-3 Outlook: Stable

2001-2003 Operating Environment Unprecedented Challenges Macro Level Economic Downturn Impact of 9/11 High profile corporate malfeasance Iraq war Capital market volatility and rising funding costs GATX Specific Issues Immediate and lingering impact of 9/11 on air industry Weakest rail market in over 20 years Portfolio weakness; impairments and charges Pressure on credit rating

2001-2003 Operating Environment GATX aggressively pursued a combination of near-term steps and long-term strategic initiatives to position the company for the future

2001-2003: Near-term Steps Maintained/improved asset utilization in air and rail Strengthened balance sheet and liquidity Reduced leverage; carried excess liquidity Completed over $2 billion of financing Stabilized credit rating situation Maintained investment grade rating during volatile period; striving for ratings upgrade in improving market Proactively addressed portfolio quality Addressed problem areas; portfolio better positioned Improved operating efficiency Reduced SG&A by 15% across the company Continued select new investments

2001-2003: Long-term Strategic Initiatives Sold GATX Terminals Exiting Venture Curtailing Specialty Selling GATX Technology Services Rail Fleet acquisitions Committed purchase program Acquired DEC and KVG; integrating European platform Air Stabilized current portfolio; now positioned to pursue new investments Expanded managed initiatives Select Investments Marine Portfolio acquisitions Structured financing Exit/Curtail Grow Focus on Franchise Businesses

Rail GATX's largest franchise Market is improving; magnitude varies by sector New car order backlog up, car availability tighter, lease rate pressure continues but abating Europe contributing meaningfully Contractual nature of the business points to gradual pace of Rail's earnings recovery

GATX Worldwide Fleet Tank Cars Covered Hoppers Boxcars & Gondolas Other Freightcars Intermodal Worldwide Fleet 54 18 12 9 7 152,000 railcars Owned & Interest In as of 12/31/03

Chemical Shipments Chemical shippers account for 35% of revenues at GATX Rail Chemical car loadings up 3.3% year to date 1995 1996 1997 1998 1999 2000 2001 2002 2003 YTD 2004 Chemical Carloads 0.025 -0.035 0.036 -0.012 -0.037 -0.014 -0.051 0.024 0.011 0.033 Source: Association of American Railroads (AAR) 1994 Base = 1.583 million carloads

Railcar Manufacturing Backlog 1998 1999 2000 2001 2002 2003 2004 63453 55680 30825 19991 6443 24055 41392 63120 43456 28176 14452 9281 33383 69858 36811 26218 11888 14491 31858 Tank Car Backlog 66390 33142 22648 8089 18402 33967 New car orders strengthened in 2003 and Q1 2004 2004 production forecast at 42,000 cars Source: Railway Supply Institute Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Industry-wide backlog

GATX Fleet Utilization Aggressive scrapping Pro-active marketing/sales initiatives Improved environment/Order backlog rising 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 1Q'04 Utilization 0.91 0.93 0.95 0.95 0.93 0.92 0.93 0.95 0.95 0.95 0.96 0.95 0.94 0.92 0.91 0.91 0.93 0.94 Source: GATX Rail (North American Owned Fleet)

Fleet Rollover Effect Average initial lease term is 5 years Only a portion of railcars up for renewal each year 26,000 cars renewed in 2003 25,000 estimated for 2004 Lease rate changes move through fleet slowly due to contractual nature of business Earnings improvement is expected to be gradual

Rail Leading position in North American tank car sector Major presence in and growing contribution from European operations Stronger market generates secondary market opportunities Strengthened customer relationships and exhibited commitment to marketplace during downturn Improving Environment Coupled with Long-term Strengths:

Air One of the largest commercial aircraft operating lessors/managers worldwide Portfolio well suited for current market conditions Geographically diverse customer base Effectively managing renewal schedule 14 of 15 renewals for 2004 complete Limited new order book All 3 deliveries placed for 2004; 2 deliveries in 2006

Aircraft Investment by Aircraft Type A320 Family B737 Family B757 MD-80 Family B717 Regionals Other NBV of Owned Aircraft 52 35 8 1 2 1 1 Aircraft exposure is primarily in modern, narrowbody fleet 100% Stage III compliant Average Age = 9 years Weighted Average Age = 6 years Exposure to "parked" aircraft across industry is low NBV of Owned Aircraft as of 3/31/04 All chart data net of non-recourse debt

GATX's Aircraft Investments vs. Aircraft Stored Worldwide Aircraft Boeing 727 Boeing 767 Dash-8 Boeing 747 Boeing 737 (JT8D) BAE 146 Fokker 100 MD-80 Airbus A310 Airbus A300 Embraer ERJ-145 Airbus A319 Boeing 717 Boeing 737 (CFMI) Airbus A321 Boeing 757 Boeing 737 (NG) Airbus A320 Units in Storage Worldwide 431 89 57 148 193 46 92 119 50 45 9 17 3 87 15 50 18 62 GATX NBV (w/Pembroke) 0 0 0 1.95 1.93 2.51 2.75 24.9 13.13 12.99 22.38 33.82 44.22 135.96 129.2 151.98 524.35 866.94 as of 3/31/04 Source: Airclaims CASE Database & GATX

Aircraft by Region Europe South America North America Asia Middle East Africa East 0.47 0.18 0.09 0.09 0.16 0.01 Geographically diverse Diversified among air carriers (both scheduled and charter) Leases to 59 airlines worldwide Regional Exposure NBV of Aircraft on Lease as of 3/31/04

Utilization On Lease Under Letter of Intent Utilization 0.9697 0.0303 NBV of Owned Aircraft as of 3/31/04 Excludes Pembroke Group

Air 1970 1980 1990 1995 2000 2003P 2005E Worldwide RPMs 303 647 1159 1121 1266 1297 1407 1563 1689 1767 1814 1911 2058 2002 2005 1975 2153 2314 Traffic Growth Rates: 1991-2000: 5.9% 2001-2010: 4.2% 2011-2020: 5.1% Source: Airline Monitor and ICAO

Air 35+ years of experience; deep asset and market knowledge Network of quality partners Proven commitment to industry through cycles Extensive customer relationships throughout the world Scaleable aircraft management and advisory capabilities Improving Environment Coupled with Long-term Strengths:

Additional Opportunities Select investments - Marine Actively pursuing; asset valuations have risen sharply Secondary market portfolio acquisitions Rail, air, and diversified equipment sectors Continued cost reduction/efficiency gains Simplified operating structure yields benefits Improve credit rating Lowers funding costs; enhances investment flexibility

Financial Highlights NYSE: GMT

Financial Results 1999 2000 2001 2002 2003 $ per Share 3.01 1.37 3.51 0 1.56 Combination of macro and GATX-specific events led to earnings volatility

Financial Results 1999 2000 2001 2002 2003 Cash from Continuing Operations 273 398 373 416 408 Portfolio Proceeds 518 628 1026 883 760 Cash flow and portfolio proceeds remained strong

Net Charges Offs & Impairments and Allowance for Possible Losses as % of Reservable Assets 2000 2001 2002 2003 1Q'04 Net Charge-offs & Impairments 41.6 187.8 94.4 67.2 1.9 Allowance for Possible Losses as % of Reservable Assets 0.063 0.061 0.066 0.061 0.064

Recourse Leverage 1999 2000 2001 2002 2003 Adjusted Recourse Debt/Equity + Loss Reserves 4.2 5.3 4.3 5 4.4 Adjusted Recourse Debt/Equity + Loss Reserves

Financings and Liquidity 2002 2003 2004P Convertible bond $ 175 $ 125 $ --- Unsecured bond 250 150 --- Bank facility 145 140 500 EXIM/ECA financing 524 215 112 Aircraft bridge facility 75 --- --- Aircraft warehouse facility 142 --- --- Secured Rail facility 86 --- --- Rail CP conduit securitization 100 50 --- Bond Exchange --- --- --- Nonrecourse debt issuance 232 215 --- $1,729 $ 895 $ 612 Refinancing of 2002 $100 mm facility Committed financings for 2004 Closing expected by May 20; Signed commitments in excess of $500 million Under consideration GATX does not need to arrange any financings in 2004-2005 to meet commitments (a) (c) (b) (d)

Summary Tested in recent years, but strengths of the company were proven Excellent asset base Strong market position Deep asset expertise Financially adept Skilled and dedicated employees Exiting a period of volatility Entering a period of stability and growth We are focused on asset, investment volume and income growth gaining momentum as recovery takes hold

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